PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS




                                 PURISIMA FUNDS
      SUPPLEMENT DATED JUNE 15, 1999 TO PROSPECTUS DATED SEPTEMBER 29, 1998


The disclosure under the caption "ANNUAL OPERATING EXPENSES" on page 2 and 3 in the Fund's prospectus dated September 29, 1998 is supplemented by the following.

EXAMPLE

You would pay the following  expenses on a $1,000  investment in a Fund assuming
(1) a 5% annual return and (2) redemption at the end of each time period.


                                          TOTAL RETURN     AMERICAN      FOREIGN
                                             FUND            FUND          FUND
                                             ----            ----          ----
One Year                                     $ 15            $ 15          $ 15

Three Years                                  $ 47            $ 47          $ 47

Five Years                                   $ 82              NA            NA

Ten Years                                    $178              NA            NA


The example assumes that the annual operating expenses of each Fund is limited to the total shown. The example should not be considered a representation of past or future expenses. Actual Fund expenses for the Total Return Fund may be greater or less than those shown. The assumption of a 5% return, as used in the example above, is required by the Securities and Exchange Commission's regulations. The 5% assumption is applicable to all mutual funds and does not represent the projected or actual performance of any Fund.